DEBT	6 Months Ended
Jun. 30, 2023
Debt Disclosure [Abstract]
DEBT	DEBT

Long-term and short-term debt was as follows:

	Successor (Consolidated)	Successor (Consolidated)
(in thousands of $)	June 30, 2023	December 31, 2022
Total long-term and short-term debt (1)	1,063,901	1,138,302
Less: current portion of long-term debt and short-term debt(1)	(159,739)	(180,065)
Long-term debt(1)	904,162	958,237

At June 30, 2023, our debt is broken down further as follows:

	Successor
(in thousands of $)	CoolCo debt	VIE Debt(2)	Total
Current portion of long-term debt and short-term debt (1)	74,900	84,839	159,739
Long-term debt (1)	904,162	—	904,162
Total(1)	979,062	84,839	1,063,901

(1) The amounts presented in the table above, are net of the deferred charges amounting to $6.6 million as of June 30, 2023 ( December 31, 2022: $6.2 million).

(2) This amount relates to the lessor VIEs (for which legal ownership resides with a financial institution) that we are required to consolidate under U.S. GAAP (see note 5).

Senior Secured Sustainability Linked Amortizing Term Loan

On February 17, 2022, we entered into a Senior Secured Sustainability Linked Amortizing Term Loan or “Facility”, which refinanced six of the Original Vessels acquired from Golar, of up to $570.0 million with a maturity date of March 2027 and an initial interest rate of the Secured Overnight Financing Rate ("SOFR") plus 275 basis points with a syndicate of banks, which CoolCo drew-down contemporaneously with the acquisition. The margin will decrease by 5 basis points if specified sustainability performance targets with respect to vessel efficiency ratios are met, or increase to 5 basis points if such targets are not met. Such targets lower each year from 2022 to 2026. In relation to the vessel disposal on March, 22, 2023, we made a prepayment of $88.0 million of debt associated with the Golar Seal.

On June 28, 2023, lender approval was granted for an increase in the debt principal amount of $70 million and a reduction in the Facility's interest rate margin from 275 basis points to 225 basis points. The additional debt funding was drawn on June 30, 2023, to fund the conversion of five vessels, including retrofits of sub-coolers for LNG boil-off reliquefaction. As of June 30, 2023, the outstanding balance under the Facility amounted to $504.4 million.

$520.0 million term loan facility

On November 10, 2022, in connection with the MSA CoolCo assumed the $520.0 million term loan facility (the "$520 million term loan facility") secured by the four SPVs related to the acquired LNG carriers, Kool Orca, Kool Firn, Kool Boreas and Kool Baltic. The facility matures in May 2029 and carries interest rate based on SOFR plus a margin of 200 basis points. As of June 30, 2023, the balance outstanding under the $520.0 million term loan facility amounted to $481.3 million. Pursuant to this facility, CoolCo entered into a guarantee in favor of the lenders.

Debt restrictions
Our debt agreements contain operating and financing restrictions and covenants, which require compliance with certain financial ratios. Such ratios include, but are not limited to, current assets to current liabilities, minimum net worth, minimum value-adjusted equity ratio and minimum free cash restrictions. Further, dividend payments are subject to compliance with such financial covenants and no existing events of default.

As of June 30, 2023, we were in compliance with all covenants under our existing debt and lease agreements.